Exhibit 32.2

SECTION 1350 CERTIFICATION

(Chief Financial Officer

In connection with the periodic report of Clacendix, Inc. (the “Company”) on Form 10-Q for the period ended March 31, 2008 as filed with the Securities and Exchange Commission (the “Report”), I, Patrick E. Delaney, hereby certify pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that:

:

(1)  the Report fully complies with the requirements of Section 13(a) or 15(d), as applicable, of the Securities Exchange Act of 1934, and

(2)  the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company at the dates and for the periods indicated.

Date:          May 20, 2008

By:         /s/ Patrick E. Delaney

Patrick E. Delaney

Chief Financial Officer

A signed original of this written statement required by section 906 has been provided to Clacendix, Inc. and will be retained by Clacendix, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.